                                                                    Exhibit 10.4

                                 AMENDMENT NO. 2

     AMENDMENT NO. 2 dated as of October 1, 2004 to the Note Purchase  Agreement referred to below, between:

     NUCO2 INC., a corporation  duly  organized and validly  existing  under the laws of the State of Florida (the "COMPANY"); and

     each of the  Investors  appearing  under  the  caption  "INVESTORS"  on the signature pages hereto (each, an "INVESTOR", and collectively, the "INVESTORS").

     WHEREAS,  the Company and the Investors are party to a Senior  Subordinated
Note Purchase Agreement dated as of August 25, 2003 (as heretofore  modified and supplemented and in effect on the date hereof,  the "NOTE PURCHASE  AGREEMENT"), pursuant  to which the  Company  has issued to the  Investors  its 16.3%  Senior
Subordinated Notes in an aggregate  principal amount of $30,000,000  outstanding on the date hereof; and

     WHEREAS,  the parties to the Note Purchase Agreement wish to amend the Note
Purchase Agreement to make certain modifications thereto;

     Accordingly, the parties hereto hereby agree as follows:

     Section 1.  DEFINITIONS.  Except as otherwise defined in this Amendment No.
2,  terms  defined in the Note  Purchase  Agreement  are used  herein as defined therein.

     Section  2.  AMENDMENTS  TO  NOTE  PURCHASE   AGREEMENT.   Subject  to  the
satisfaction  of the  conditions  precedent  specified  in Section 4 below,  but effective as of the date hereof, the Note Purchase Agreement shall be amended as follows:

     A.  References  in the Note  Purchase  Agreement to "this  Agreement"  (and indirect references such as "hereunder",  "hereby", "herein" and "hereof") shall be deemed to be references to the Note Purchase Agreement as amended hereby.

     B.  Section  1.01 of the  Note  Purchase  Agreement  shall  be  amended  by inserting  the  following  definitions  (or, in the case of any of the following terms that are already defined in the Note Purchase  Agreement,  by amending and restating in its entirety such term to read as set forth below):

          "AMENDMENT NO. 2" means Amendment No. 2 dated as of October 1, 2004 to this Agreement.

          "AMENDMENT NO. 2 EFFECTIVE DATE" means the date on which Amendment No.
     2 shall become effective in accordance with the terms thereof.

          "BAY AREA  ACQUISITION"  means the  purchase  by the  Company of those certain assets of Bay Area Equipment Co., Inc. previously identified by the
     Company to the Investors.

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

          "CONSOLIDATED  EBITDA" means,  for any period,  Consolidated  EBIT for such  period,  adjusted  by  (x)  adding  thereto  (i)  the  amount  of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated Net Income for such period, (ii) the amount of all expenses incurred in connection with the Transactions or the Senior Credit Agreement for such  period to the  extent  that same were  deducted  in  arriving  at
     Consolidated  Net  Income  for such  period,  and (iii)  the  amount of all non-cash deferred  compensation  expense for such period to the extent that same was  deducted  in  arriving  at the  Consolidated  Net Income for such period and (y)  deducting  therefrom  (i) the  amount of all cash  payments
     during  such  period  that  are  associated  with  any  non-cash   deferred
     compensation  expense that was added back to  Consolidated  Net Income in a previous period and (ii) the amount of all consolidated  interest income of the Company and its Subsidiaries for such period;  it being understood that in determining  the  Consolidated  Total Leverage Ratio only,  Consolidated
     EBITDA  for any period  shall be  calculated  on a Pro Forma  Basis to give effect to any  Acquired  Entity or  Business  acquired  during  such period pursuant to a Permitted  Acquisition and not subsequently sold or otherwise disposed of by the Company or any of its  Subsidiaries  during such period;
     PROVIDED that,  notwithstanding anything to the contrary contained above in this definition or clause (iii) of the definition of PRO FORMA Basis,  upon the  consummation of the Pain Acquisition or the Bay Area  Acquisition,  as
     the case may be, in the case of any such calculation of Consolidated EBITDA for any period  which  includes a fiscal  quarter of the Company  occurring prior  to (or  ending  on) the  Pain  Acquisition  Date or the  date of the consummation  of the Bay  Area  Acquisition,  as the  case  may  be,  it is
     understood   and  agreed   that  the  portion  of   "Consolidated   EBITDA"
     attributable  to the Acquired Entity or Business  acquired  pursuant to the
     Pain Acquisition or the Bay Area  Acquisition,  as the case may be, for any such fiscal quarter  included in such period shall equal $1,100,000 (in the case of the Pain  Acquisition)  and  $275,000  (in the case of the Bay Area
     Acquisition)".

          "PAIN  ACQUISITION"  means the  acquisition by the borrower of certain assets of Pain  Enterprises  pursuant to, and in accordance  with the terms of, the Pain Acquisition Agreement.

          "PAIN  ACQUISITION   AGREEMENT"  means  that  certain  Asset  Purchase
     Agreement, dated as of October 1, 2004, by and between Pain Enterprises and the Company.

          "PAIN  ACQUISITION  DATE" means the date on which the Pain Acquisition is consummated, which date shall be the Amendment No. 2 Effective Date.

          "PAIN   ENTERPRISES"   means  Pain   Enterprises,   Inc.,  an  Indiana
     corporation.

          "SENIOR  CREDIT  AGREEMENT"  means the Credit  Agreement,  dated as of
     August 25, 2003,  among the Company,  the lenders from time to time parties thereto and BNP Paribas, as administrative  agent for such lenders, and any refinancing,  refunding,  extension or renewal thereof (whether or not with any of the lenders or the agent for such  lenders  then party to the Senior
     Credit  Agreement),  as amended by the First Amendment to the Senior Credit
     Agreement (as such term is defined in Section 4(b) of Amendment No. 2) and, in each case, as at any time

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                                      -2-

     thereafter  amended,  modified,  restated and/or supplemented in accordance with Section 8.13(a).

          "Updated Projections" means the projections prepared by the Company in connection  with  the  Pain  Acquisition  and  the  financing  thereof  and delivered to the Investors prior to the Amendment No. 2 Effective Date.

          B.  The  definition  of  "Senior  Debt"  in  Section  1.01 of the Note
Purchase Agreement shall be amended by replacing the amount "$60,000,000" in the proviso at the end of such definition with the amount "$75,000,000".

          C. Section 7.10(a) of the Note Purchase  Agreement shall be amended by deleting clause (viii) of said Section (and the word "and" appearing immediately prior to said clause) and inserting the following text in lieu thereof:

          "(viii)  both  before  and  after  giving  effect  to  such  Permitted
     Acquisition and the payment of all post-closing  purchase price adjustments required (in the good faith  determination  of the  Company) in  connection with such Permitted  Acquisition (and all other Permitted  Acquisitions for which such purchase price  adjustments  may be required to be made) and all capital expenditures (and the financing thereof) reasonably  anticipated by the  Company  to be made by the  Company  and its  Subsidiaries  within the
     180-day period (such period for any Permitted Acquisition,  a "Post-Closing
     Period")   following  such   Permitted   Acquisition   (including   capital
     expenditures   in  the  business   acquired   pursuant  to  such  Permitted
     Acquisition and in the businesses  acquired pursuant to all other Permitted
     Acquisitions with Post-Closing Periods ended during the Post-Closing Period of such Permitted Acquisition),  the total unused amount of the commitments under the Senior Credit  Agreement  shall equal or exceed  $5,000,000;  and
     (ix) the  Company  shall have  delivered  to each  Investor  a  certificate executed by its chief  financial  officer,  certifying  to the best of such officer's knowledge,  compliance with the requirements of preceding clauses
     (i)  through  (viii),   inclusive,  and  containing  the  calculations  (in
     reasonable  detail) required by preceding clauses (iii),  (iv), (vi), (vii)
     and (viii)."

          D.  The  Company  and  the  Investors   hereby  agree  that  the  Pain
Acquisition  and  the  Bay  Area   Acquisition  may  be  effected  as  Permitted
Acquisitions  subject to the terms,  conditions and requirements of Section 7.10 of the Note Purchase  Agreement,  except that (I) clause (vi) of Section 7.10(a)
of the Note Purchase  Agreement shall be determined without regard to, and shall not apply to, the Pain Acquisition or the Bay Area  Acquisition,  so long as the aggregate consideration paid in connection with the Pain Acquisition and the Bay
Area  Acquisition  (determined  as provided in said clause (vi)) does not exceed
$18,000,000  and $6,000,000,  respectively  and (II) in the case of the Bay Area
Acquisition, same may not be consummated after March 31, 2005.

          E. Section 8.09(a) of the Note Purchase  Agreement shall be amended in its entirety to read as follows:

          "(a) The Company will not, and will not permit any of its Subsidiaries to,  make any Capital  Expenditures,  except that during any fiscal year of the Company set forth below (taken as one accounting  period),  the Company

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                                      -3-

     and  its  Subsidiaries  may  make  Capital  Expenditures,  so  long  as the aggregate  amount of all such Capital  Expenditures  does not exceed in any such  period  set forth  below the amount set forth  opposite  such  period below:

             Fiscal Year Ending                         Amount ($)
             ------------------                         ----------
             June 30, 2005                                27,000,000
             June 30, 2006                                24,000,000
             June 30, 2007                                24,400,000
             June 30, 2008 and thereafter               25,500,000."

          F. Section 8.09(b) of the Note Purchase  Agreement shall be amended by deleting the word  "quarter" in each place such word appears in said Section and inserting the word "year" in lieu thereof.

          G. Section  8.11 of the Note  Purchase  Agreement  shall be amended by changing  the ratio  listed in the table  therein (a) for the period  "March 31,
2005 through and including June 29, 2005" from  "3.40:1.00"  to "3.60:1.00"  and
(b) for the period "June 30, 2005 through and including September 29, 2005" from
"3.10:1.00" to "3.50:1.00".

          Section 3. Representations and Warranties.  The Company represents and warrants to the Investors that:

          (a) the  representations and warranties set forth in Article VI of the
     Note Purchase Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article VI to
     "this Agreement" (or words of similar import) referred to the Note Purchase
     Agreement  as amended by this  Amendment  No. 2 (except that (i) certain of the Indebtedness listed in Schedule 6.12 to the Note Purchase Agreement has been paid by the Company, (ii) the number of validly issued and outstanding shares of common stock, par value $0.001 per share,  referred to in Section
     6.13 of the Note Purchase  Agreement is 11,604,824  and (iii) the number of outstanding  options  granted  under the  Company's  stock option plans has changed;

          (b) no Default has occurred and is continuing; and

          (c) (i) the PRO FORMA  consolidated  balance  sheet of the Company and its  Subsidiaries  at September  30, 2004,  and the PRO FORMA  consolidated statement  of income of the  Company  and its  Subsidiaries  for the twelve months ended  September  30, 2004,  in each case after giving effect to the
     Pain  Acquisition  and the  financing  therefor,  copies of which have been delivered to the Investors  prior to the  Amendment  No. 2 Effective  Date, present  fairly  in  all  material  respects  the  PRO  FORMA  consolidated financial  position of the Company and its Subsidiaries as of September 30,
     2004, and the PRO FORMA  consolidated  results of operations of the Company and its  Subsidiaries  for the  twelve-month  period ended on September 30,
     2004, (ii) the Updated Projections  delivered to the Investors prior to the
     Pain  Acquisition  Date have been  prepared  in good faith and are based on reasonable  assumptions,  and there are no statements or conclusions in the
     Updated  Projections  which are based upon or include  information known to

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                                      -4-

     the Company to be misleading in any material  respect or which fail to take into  account  material  information  known to the  Company  regarding  the matters  reported  therein  and  (iii) on the Pain  Acquisition  Date,  the
     Company   believes  that  the  Updated   Projections   are  reasonable  and
     attainable, it being recognized by the Investors, however, that projections as to future  events  are not to be  viewed  as facts  and that the  actual results during the period or periods covered by the Updated Projections may differ from the projected results and such differences may be material.

          Section 4. CONDITIONS  PRECEDENT.  The amendments to the Note Purchase
Agreement  set forth in Section 2 above shall become  effective,  as of the date hereof, upon the satisfaction of the following conditions:

          (a)  AMENDMENT  NO.  2.  The  execution  and  delivery  of one or more counterparts  of this  Amendment  No.  2 by the  Company  and the  Required
     Investors;

          (b) FIRST AMENDMENT TO SENIOR CREDIT AGREEMENT.  (i) The execution and delivery  of one or more  counterparts  of the  First  Amendment  to Credit
     Agreement;  First  Amendment to Pledge  Agreement;  and First  Amendment to
     Security,  dated as of the date hereof,  with respect to the Senior  Credit
     Agreement  and certain of the other Senior  Credit  Documents,  in the form attached to this  Amendment  No. 2 (the "First  Amendment to Senior  Credit
     Agreement");  and each  Investors  by its  execution  and  delivery of this
     Amendment No. 2 consents to the FIRST AMENDMENT TO SENIOR CREDIT AGREEMENT;
     (ii) evidence  that the lenders  party to the Senior  Credit  Agreement (or their  representative)  shall have  consented  to this  Amendment  No. 2 in accordance  with the  terms  of the  Senior  Credit  Agreement;  and  (iii)
     evidence that the conditions to the effectiveness of the First Amendment to
     Senior Credit  Agreement shall have been satisfied (or shall,  concurrently with the effectiveness of this Amendment No. 2, be satisfied); and

          (c) Pain Acquisition.  With respect to the Pain  Acquisition,  (i) the
     Investors  shall have  received a  certificate,  dated the  Amendment No. 2
     Effective  Date and signed on behalf of the Company by its chief  financial officer,  meeting the requirements of clause (ix) of Section 7.10(a) of the
     Note Purchase Agreement (as amended hereby) and (ii) the Company shall have caused each Subsidiary which is formed to effect,  or is acquired  pursuant to, the Pain  Acquisition to comply with, and to execute and deliver all of the  documentation  as and to the extent  required by,  Section 7.09 of the
     Note Purchase Agreement.

Notwithstanding  anything to the contrary  contained  above or elsewhere in this
Amendment  No.  2,  unless  the  Amendment  No.  2  Effective  Date and the Pain
Acquisition  Date occur on or prior to October 31,  2004,  the  Amendment  No. 2
Effective Date shall not  thereafter  occur and this Amendment No. 2 shall be of no further force or effect.

          Section 5. MISCELLANEOUS. Except as herein provided, the Note Purchase
Agreement  shall remain  unchanged and in full force and effect.  This Amendment
No. 2 may be executed in any number of counterparts, all of which taken together shall  constitute one and the same amendatory  instrument and any of the parties

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                                      -5-

hereto may execute this  Amendment No. 2 by signing any such  counterpart.  This
Amendment No. 2 shall be governed by, and construed in accordance  with, the law of the State of New York.

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                                      -6-

          IN WITNESS WHEREOF,  the parties hereto have caused this Amendment No.
2 to be duly executed and delivered as of the day and year first above written.

                                               NUCO2 INC.

                                               By:  /s/ Robert R. Gavin
                                                  ------------------------------
                                                  Title: Chief Financial Officer

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                                      -7-

                                    INVESTORS

                                    J.P. MORGAN PARTNERS (BHCA), L.P.

                                    BY:  JPMP MASTER FUND MANAGER, L.P.,
                                         ITS GENERAL PARTNER

                                    BY:  JPMP CAPITAL CORP.,
                                         ITS GENERAL PARTNER

                                    By:  /s/ Richard D. Waters
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

                                    BY:  JPMP GLOBAL INVESTORS, L.P.,
                                         ITS GENERAL PARTNER

                                    BY:  JPMP CAPITAL CORP.,
                                         ITS GENERAL PARTNER

                                    By:  /s/ Richard D. Waters
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                    (CAYMAN), L.P.

                                    BY:  JPMP GLOBAL INVESTORS, L.P.,
                                         ITS GENERAL PARTNER

                                    BY: JPMP CAPITAL CORP.,
                                        IT GENERAL PARTNER

                                    By:   /s/ Richard D. Waters
                                       -----------------------------------------
                                       Name:
                                       Title:

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                                      -8-

                                   J.P. MORGAN PARTNERS GLOBAL INVESTORS A, L.P.

                                   BY:  JPMP GLOBAL INVESTORS, L.P.,
                                        ITS GENERAL PARTNER

                                   BY:  JPMP CAPITAL CORP.,
                                        IT GENERAL PARTNER

                                   By:  /s/ Richard D. Waters
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   J.P. MORGAN PARTNERS GLOBAL
                                   INVESTORS (CAYMAN) II, L.P.

                                   BY:  JPMP GLOBAL INVESTORS, L.P.,
                                        ITS GENERAL PARTNER

                                   BY: JPMP CAPITAL CORP.,
                                       IT GENERAL PARTNER

                                   By:   /s/ Richard D. Waters
                                       -----------------------------------------
                                       Name:
                                       Title:

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                                      -9-

                                   BETTINA LOORAM PRIVATSTIFTUNG

                                   By: /s/ Craig Burr
                                      ------------------------------------------
                                      Name:   Craig Burr
                                      Title:  Trustee

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                                      -10-

                                   KMGM LLC

                                   By: /s/  Francis F. Kingsley
                                      ------------------------------------------
                                      Name:  Francis F. Kingsley
                                      Title: VPOA

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                                      -11-

                                   THE ROYAL BANK OF SCOTLAND PLC

                                   By: /s/ Robert R. Gavin
                                      ------------------------------------------
                                      Name:  Robert R. Gavin
                                      Title:

                   AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                                      -12-